SHORT-TERM TREASURY PORTFOLIO Class I — PRTBX SUMMARY PROSPECTUS June 1, 2026

Before you invest, you may want to review the Portfolio’s statutory prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s statutory prospectus and other information about the Portfolio, including its statement of additional information and most recent reports to shareholders, online at www.permanentportfoliofunds.com. You can also get this information at no cost by calling the Portfolio’s Transfer Agent at (800) 341-8900 or the Portfolio’s Shareholder Services Office at (800) 531-5142, or by contacting your financial intermediary. The Portfolio’s statutory prospectus and statement of additional information, each dated June 1, 2026 (as each may be amended or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

Short-Term Treasury Portfolio seeks to earn high current income, consistent with safety and liquidity of principal.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses you would pay if you buy, hold and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.19%
Distribution and/or Service (12b-1) Fees	—%
Other Operating Expenses	.02%

Total Annual Portfolio Operating Expenses	1.21%
Fee Waivers and Expense Limitation[1]	(.56%	)
Total Annual Portfolio Operating Expenses After Fee Waivers and Expense Limitation	.65%

1 Pursuant to an Advisory Fee Waiver and Expense Assumption Agreement effective through June 1, 2027, the Portfolio’s investment adviser has contractually agreed to waive a portion of its Management Fee payable by the Portfolio so that the Management Fee paid by the Portfolio does not exceed an annual rate of .6250% of the Portfolio’s average daily net assets. The Agreement may be terminated or amended only with the approval of the Trust’s Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the fee waiver remains in place for the period indicated. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$67	$330	$614	$1,423

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the example above, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16.60% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its assets in direct debt obligations of the United States Treasury, including U.S. Treasury bills, notes and bonds, and other securities issued by the U.S. Treasury. The remainder of the Portfolio’s assets may be invested in U.S. government agency securities, which include debt obligations issued and/or guaranteed as to principal and interest by the U.S. government or its agencies, sponsored enterprises or instrumentalities.

The Portfolio expects to maintain a dollar-weighted average portfolio maturity and duration of zero to three years. Dollar-weighted average portfolio maturity is a dollar-weighted average of the remaining term to maturity of a portfolio of debt securities, while duration is a measure of price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates. The Portfolio is not a money market fund and does not seek to maintain a stable price per share. The Portfolio’s yield will fluctuate as the securities in which it invests mature and the proceeds are reinvested in securities with different interest rates.

Unlike many fixed income funds that pay out dividends monthly or quarterly, the Portfolio follows a dividend policy that permits (but does not assure that) its net asset value per share to rise by distributing its net investment income and net capital gains, if any, only once a year, thus enabling the Portfolio to retain a greater portion of its assets on which interest may continue to be earned.

Principal Investment Risks

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. The principal risks of investing in the Portfolio include:

•

Market risk — the value of the Portfolio’s assets will fluctuate as the U.S. government securities market fluctuates. These fluctuations may cause the price of a security to decline for short- or long-term periods and cause the security to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time.

•

Interest rate risk — changes in interest rates will affect the value of the Portfolio’s investments. Generally, prices of debt securities tend to fall when prevailing interest rates rise and rise when prevailing interest rates fall. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the Portfolio’s sensitivity to interest rate risk will increase with any increase in the Portfolio’s overall duration. During periods of very low interest rates, income from the Portfolio’s investments may not be sufficient to offset its expenses.

•	Credit risk — an issuer or guarantor of debt securities may be unable or unwilling to pay principal and interest when due, or otherwise honor its obligations.

•

U.S. government and agency securities risk — the Portfolio invests primarily in securities issued by the U.S. Treasury and may also invest in U.S. government agency securities (such as securities issued by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government and agency securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury or Ginnie Mae, that are backed by the full-faith-and- credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Notwithstanding that these securities are backed by the full-faith-and-credit of the United States, circumstances could arise that could prevent the payment of interest or principal. This would result in losses to the Portfolio. Securities issued or guaranteed by U.S. government agencies, such as Fannie Mae and Freddie Mac, are not backed by the full-faith-and-credit of the United States and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government agency securities that are not backed by the full-faith-and-credit of the United States are subject to greater credit risk.

•

Income risk — the Portfolio’s income generally declines during periods of falling interest rates because the Portfolio must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call or buy-back) at a lower rate of interest or return.

•

Prepayment and extension risk — a security held by the Portfolio may be paid off by the issuer more quickly than originally anticipated, thereby shortening duration, and the Portfolio may then have to reinvest the proceeds in an investment offering a lower yield, and may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and may increase the magnitude of resulting price declines.

•

Inflation risk — the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

•	Security selection risk — securities selected for the Portfolio may perform differently than expected.

Performance

The bar chart and average annual total return table provide an indication of the risks of investing in the Portfolio by showing yearly changes in its performance over the last ten calendar years and by showing how its average annual total returns for various periods compare with a broad-based market index, which is described in “Descriptions of Market Indexes” in the Portfolio’s Prospectus. If the investment adviser had not agreed to waive or reimburse certain Portfolio expenses during this period, the Portfolio’s returns would have been less than those shown. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

More recent performance information for the Portfolio can be obtained by visiting the Portfolio’s website, www.permanentportfoliofunds.com, or by calling the Portfolio’s Shareholder Services Office toll free at (800) 531-5142.

Short-Term Treasury Portfolio Annual Total Returns Years Ended December 31

5%
4%
3%
2%
1%
0%
-1%
-2%
-3%
-.25%
.12%
1.16%
1.76%
.10%
-.74%
-2.28%
3.79%
4.11%
4.19%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

The year-to-date return through the calendar quarter ended March 31, 2026 was .40%.

Highest/lowest quarterly return during the period shown:

Highest Quarter	Lowest Quarter
3rd Quarter 2024 1.89%	3rd Quarter 2022 -1.54%

Average Annual Total Returns (for the periods ended December 31, 2025)

Short-Term Treasury Portfolio	1 Year	5 Years	10 Years	Since Inception[1]
Class I
Return Before Taxes	4.19%	1.78%	1.17%	2.21%
Return After Taxes on Distributions	2.79%	1.14%	.75%	1.65%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.48%	1.09%	.72%	1.55%
FTSE 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	4.40%	3.31%	2.23%	3.10%

1 Inception date for Class I shares was May 26, 1987. Date used to calculate performance since inception for the index is the inception date of the Class I shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. “Return After Taxes on Distributions and Sale of Portfolio Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser

Pacific Heights Asset Management, LLC (“Pacific Heights”) serves as the Portfolio’s investment adviser.

Portfolio Manager

Pacific Heights’ manager and indirect sole member, Michael J. Cuggino (also its President and Chief Executive Officer), has been the Portfolio’s portfolio manager since May 1, 2003.

Purchase and Sale of Portfolio Shares

You may purchase, sell (redeem) or exchange shares of the Portfolio on any day the New York Stock Exchange is open, at the Portfolio’s net asset value per share next determined after your order is received in good order, subject to any applicable sales charge. Shares of the Portfolio are available directly from the Portfolio’s transfer agent and brokerage firms and other financial intermediaries who have entered into distribution or servicing agreements with the Portfolio’s distributor.

The following applies to purchases of shares of the Portfolio directly from the Portfolio’s transfer agent. Financial intermediaries may impose different minimum purchase or other requirements.

To establish an account (including retirement plan accounts)	$1,000
To establish an automatic investment plan account	$100
Subsequent investment in any account	$100

Once you have established a shareholder account, you may purchase or sell (redeem) shares of the Portfolio on any business day.

By U.S. Mail: Permanent Portfolio Family of Funds c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, Missouri 64121-9252

By Overnight Delivery Service:

Permanent Portfolio Family of Funds

c/o U.S. Bank Global Fund Services

801 Pennsylvania Avenue, Suite 219252

Kansas City, Missouri 64105-1307

Note: It is imperative that the Suite number be used for deliveries

By Telephone: Call (800) 341-8900 (for subsequent investments only)	By Wire: Call (800) 341-8900 (for instructions)

Tax Information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Portfolio makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a financial intermediary, such as a bank, brokerage firm, workplace retirement program or financial adviser, Pacific Heights may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its employees to recommend the Portfolio over another investment. Ask your financial intermediary or visit its website for more information.

Permanent Portfolio®, The Permanent Portfolio Family of Funds®, A Fund for All Seasons® and The Permanent Portfolio Family of Funds logo are registered trademarks of Pacific Heights Asset Management, LLC. This document is Copyright © 2026 Permanent Portfolio Family of Funds. All rights reserved.

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